================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 20, 2001

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



            DELAWARE                    1-9210                95-4035997
  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)



              10889 WILSHIRE BOULEVARD
               LOS ANGELES, CALIFORNIA                          90024
      (Address of principal executive offices)                (ZIP code)


               Registrant's telephone number, including area code:
                                 (310) 208-8800


================================================================================

Item 9.  Regulation FD Disclosure
------   ------------------------

        Speech by Dr. Ray R. Irani, Chairman and Chief Executive Officer
        ----------------------------------------------------------------
                                 April 20, 2001
                                 --------------

     The following is the text of the speech made by Dr. Ray R. Irani, Chairman and Chief Executive Officer of Occidental Petroleum Corporation, at the Occidental Petroleum Corporation 2001 Annual Meeting of Stockholders on April 20, 2001, in Santa Monica, California.

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                                   [OXY LOGO]

                        OCCIDENTAL PETROLEUM CORPORATION
                               2001 ANNUAL MEETING


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Slide 1:  2001 Oxy Annual Meeting
---------------------------------

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                                   [OXY LOGO]


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Slide 2:  Oxy Logo
------------------

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[OXY LOGO]                2001 First Quarter Earnings

o    Q1 Earnings Before Special Items: $510 Million
o    $1.38 Per Share

                                   Oil and Gas
o    Seventh Consecutive Record Quarter
       $946 Million


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Slide 3:  2001 First Quarter Earnings
-------------------------------------

     EARLIER THIS WEEK, WE ANNOUNCED FIRST QUARTER EARNINGS BEFORE SPECIAL ITEMS OF $510 MILLION, OR $1.38 PER SHARE, FOR THE STRONGEST QUARTER IN OCCIDENTAL'S HISTORY. OUR RECORD PERFORMANCE WAS DRIVEN BY OUR OIL AND GAS SEGMENT. AFTER FOREIGN TAXES AND BEFORE DOMESTIC TAXES AND CORPORATE ITEMS, OIL AND GAS EARNINGS WERE $946 MILLION. THIS MARKS THE SEVENTH CONSECUTIVE QUARTER OF RECORD EARNINGS FROM THE OIL AND GAS SEGMENT.

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[OXY LOGO]                2001 First Quarter Earnings

o    Q1 Earnings Before Special Items: $510 Million
o    $1.38 Per Share

                                   Oil and Gas
o    Seventh Consecutive Record Quarter
       $946 Million

                                    Oxy Chem
o    High Energy & Feedstock Costs, Slack Demand
o    $53 Million Loss


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Slide 3A:  2001 First Quarter Earnings
--------------------------------------

     HOWEVER, OUR CHEMICALS SEGMENT HAS CONTINUED TO SUFFER FROM A COMBINATION OF HIGH ENERGY COSTS AND SLACK DEMAND IN KEY PRODUCT MARKETS AND POSTED A LOSS OF $53 MILLION. THE DOWNTURN ENCOUNTERED BY OUR CHEMICALS BUSINESS -- ESPECIALLY FROM HIGHER NATURAL GAS PRICES DURING THE QUARTER -- WAS MORE THAN OFFSET BY THE STRONG PERFORMANCE OF OUR OIL AND GAS BUSINESS.

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[OXY LOGO]                  Record Earnings in 2000

o    Best Year in Company's History

o    Record Earnings and Cash Flow

o    Substantial Debt Repayment

o    Significant Cost Reductions

o    Promising New Business Prospects


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Slide 4:  Best Year In Oxy History
----------------------------------

     THIS PERFORMANCE COMES ON THE HEELS OF OUR 2000 RESULTS THAT MARKED THE BEST YEAR IN THE HISTORY OF THE COMPANY. IT WAS A YEAR OF RECORD EARNINGS AND CASH FLOW, SUBSTANTIAL DEBT REPAYMENT, SIGNIFICANT COST REDUCTIONS AND THE DEVELOPMENT OF PROMISING NEW BUSINESS PROSPECTS.

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[OXY LOGO]                  Record Earnings in 2000

                                  $1.3 Billion
                                    Earnings

                                      $3.60
                                    per Share

                                       36%
                         Increase in Shareholder Equity


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Slide 5:  Best Year In Oxy History
----------------------------------

     EARNINGS BEFORE SPECIAL ITEMS AND AFTER FOREIGN AND DOMESTIC TAXES WERE $1.3 BILLION, OR $3.60 PER SHARE. THAT'S MORE THAN DOUBLE OUR PREVIOUS RECORD. ALSO, HIGHER EARNINGS NET OF DIVIDENDS HELPED INCREASE SHAREHOLDERS' EQUITY BY 36-PERCENT.

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[OXY LOGO]                  Performance Recognition

                        [cover of BusinessWeek magazine]


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Slide 5A:  Performance
----------------------

     THE STRENGTH OF OUR PERFORMANCE WAS RECENTLY RECOGNIZED IN A SPECIAL ISSUE OF BUSINESSWEEK THAT FEATURED THE 50 TOP COMPANIES OF THE S&P 500. OCCIDENTAL WAS RANKED SEVENTH AMONG ALL 500 COMPANIES. THAT RANKING WAS BASED ON SALES GROWTH, PROFITS, RETURN ON EQUITY AND TOTAL RETURN TO SHAREHOLDERS OVER PERIODS OF ONE AND THREE YEARS. EARLIER THIS MONTH BOTH FORTUNE AND FORBES PUBLISHED THEIR ANNUAL RANKINGS FOR THE YEAR 2000 OF THE TOP 500 COMPANIES.

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[OXY LOGO]                  Performance Recognition

             [covers of Forbes, BusinessWeek, and Fortune magazines]


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Slide 5B:  Performance
----------------------

     IN FORTUNE, WE WERE RANKED NUMBER ONE IN PROFITABILITY AMONG THE FIFTEEN COMPANIES WITHIN THE MINING AND CRUDE OIL PRODUCTION CATEGORY. OUR RANKING BASED ON SALES WAS NUMBER 133, UP FROM 235 IN 1999.

     OF THE 817 COMPANIES FORBES RANKED IN ONE OR MORE OF THEIR LISTS OF THE BIGGEST CORPORATIONS WE WERE NUMBER 74 BASED ON PROFITABILITY ALONE. OUR FORBES SUPER RANKING WAS NUMBER 112, UP FROM 193 IN 1999. THE SUPER RANKING IS BASED ON A COMBINATION OF PERFORMANCE FACTORS.

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[OXY LOGO]                  Record Earnings in 2000

                                  $1.3 Billion
                                    Earnings

                                      $3.60
                                    per Share

                                       36%
                         Increase in Shareholder Equity


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Slide 5C:  Best Year In Oxy History
-----------------------------------

     TODAY, I'LL BRIEFLY REVIEW THE STRATEGY THAT UNDERPINS THIS RECORD-SETTING YEAR AND HIGHLIGHT THE RESULTS OF THIS STRATEGY. I'LL ALSO TELL YOU WHAT WE SEE AS WE LOOK TO THE FUTURE.

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[OXY LOGO]                          Strategy

                              Focus on 3 Core Areas

                                 [map of world]


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Slide 6:  Strategy
------------------

     OCCIDENTAL'S STRONG PERFORMANCE IS BEING DRIVEN BY OUR OIL AND GAS OPERATIONS, WHICH HAVE BEEN STRENGTHENED SIGNIFICANTLY SINCE 1997, WHEN WE SHIFTED OUR FOCUS TO LONG-LIVED, HIGH MARGIN LEGACY ASSETS IN THREE CORE AREAS
- THE UNITED STATES, THE MIDDLE EAST, AND LATIN AMERICA.

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[OXY LOGO]                          Strategy

                               Improved Asset Mix

                                 [map of world]


        [arrow pointing up]     Higher Production

                [arrow pointing down]   Lower Costs

                        [arrow pointing up]     Rising Profitability


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Slide 6A:  Strategy
-------------------

     THIS SIGNIFICANTLY IMPROVED MIX OF ASSETS HAS RESULTED IN SUBSTANTIALLY:

o    HIGHER PRODUCTION
o    LOWER COSTS
o    AND RISING PROFITABILITY.

     THE IMPROVEMENT OF OUR ASSET MIX PUT US IN A POSITION TO STRENGTHEN OUR BALANCE SHEET.

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[OXY LOGO]                       Debt Reduction

                     Debt Reduction After Altura Acquisition
                                  ($ Billions)

       (The table below is a tabular representation of graphic materials)

                        April 2000      $9.2

                        Dec 2000        $6.4


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Slide 11:  Debt Reduction
-------------------------

     OUR BALANCE SHEET IS NOW STRONGER THAN IT HAS BEEN IN NEARLY A DECADE. OUR TOTAL DEBT DECLINED FROM $9.2 BILLION FOLLOWING THE ALTURA ACQUISITION LAST APRIL, TO JUST UNDER $6.4 BILLION AT THE END OF 2000, BRINGING OUR DEBT TO CAPITALIZATION RATIO TO 57-PERCENT, THE LOWEST IT HAS BEEN IN OVER A DECADE.

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[OXY LOGO]                       Debt Reduction

                     Debt Reduction After Altura Acquisition
                                  ($ Billions)

       (The table below is a tabular representation of graphic materials)

                        April 2000      $9.2

                        Dec 2000        $6.4

                        April 2001      $6.1


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Slide 12:  Debt Reduction
-------------------------

     WE'RE CONTINUING TO REDUCE DEBT THIS YEAR, AND OUR GOAL IS TO LOWER THAT RATIO TO THE MID-FORTIES. AT THE END OF THE FIRST QUARTER, OUR DEBT WAS DOWN TO $6.1 BILLION AND OUR DEBT TO CAPITALIZATION RATIO WAS 54-PERCENT. BECAUSE OF THE STRENGTH OF OUR ASSETS, WE ARE CONFIDENT OF OUR ABILITY TO CONTINUE REDUCING DEBT WHILE SIMULTANEOUSLY PURSUING NEW GROWTH OPPORTUNITIES.

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[OXY LOGO]    Oil & Gas

                                    Earnings
                                  ($ Millions)

       (The table below is a tabular representation of graphic materials)

                                1999    $  841

                                2000    $2,400


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Slide 7:  Oil & Gas Earnings
----------------------------

     IN 2000, OIL AND GAS EARNINGS BEFORE DOMESTIC TAXES AND SPECIAL ITEMS WERE $2.4 BILLION, COMPARED WITH $841 MILLION IN 1999.

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[OXY LOGO]                   1999 Operating Income

                                      $/BOE

       (The table below is a tabular representation of graphic materials)

                                OXY     $5.30
                                APA     $4.55
                                APC     $3.98
                                BP      $3.88
                                COC     $3.73
                                XOM     $3.53
                                KMG     $3.48
                                CHV     $3.03
                                MRO     $2.92
                                P       $2.91
                                AHC     $2.72
                                TX      $2.22
                                UCL     $1.68
                                EOG     $1.15
                                BR      $0.88


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Slide 7A:  1999 Operating Income
--------------------------------

     THE RESULTS OF WHAT WE'VE DONE TO STRENGTHEN OUR ASSET MIX AND REDUCE COSTS ARE APPARENT IN THE IMPROVEMENT WE'VE ACHIEVED IN OPERATING PROFITABILITY PER BARREL-OF-OIL EQUIVALENT. IN 1999, OXY LED ITS COMPETITORS IN OPERATING INCOME PER BARREL BASED ON AN ANALYSIS OF PUBLIC DATA.

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[OXY LOGO]                   2000 Operating Income

                                      $/BOE

       (The table below is a tabular representation of graphic materials)

                                OXY     $11.40
                                APA     $ 9.06
                                APC     $ 8.92
                                BP      $ 8.76
                                COC     $ 7.94
                                XOM     $ 7.50
                                KMG     $ 7.16
                                CHV     $ 7.04
                                MRO     $ 7.00
                                P       $ 6.83
                                AHC     $ 6.44
                                TX      $ 6.42
                                UCL     $ 6.11
                                EOG     $ 5.79
                                BR      $ 5.23


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Slide 7B:  2000 Operating Income
--------------------------------

     LAST YEAR, WE AGAIN LED OUR COMPETITORS IN OPERATING PROFITS PER BOE. EVERYONE IMPROVED OVER 1999 DUE TO HIGHER ENERGY PRICES. BUT OXY'S LEAD OVER THE NUMBER TWO COMPANY INCREASED FROM 75 CENTS PER BOE IN 1999 TO $2.34 PER BOE LAST YEAR.

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[OXY LOGO]                         Oil & Gas

                                Production Growth

                                   8% in 2000

                              [arrow pointing up]


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Slide 8:  Oil & Gas Production
------------------------------


     OUR OIL AND GAS PRODUCTION HAS BEEN GROWING AT A COMPOUND ANNUAL RATE OF APPROXIMATELY 6-PERCENT SINCE 1997. LAST YEAR, PRODUCTION ROSE BY 8-PERCENT.

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[OXY LOGO]                         Oil & Gas

                             Production Replacement

o    Up 119% Excluding Acquisitions

o    Life of Proven Reserves Now at 13 Years

o    Up Almost 600% Including Acquisitions


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Slide 9:  Oil & Gas Strategy
----------------------------

     OUR PERFORMANCE IN REPLACING THAT PRODUCTION HAS ALSO BEEN STRONG. EXCLUDING ACQUISITIONS AND SALES, WE REPLACED 119-PERCENT OF OUR 2000 PRODUCTION, AND INCREASED THE LIFE OF OUR PROVEN RESERVES BY MORE THAN FOUR YEARS TO NEARLY 13 YEARS. IF WE INCLUDE ACQUISITIONS, WE REPLACED OUR PRODUCTION ALMOST SIX TIMES OVER.

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[OXY LOGO]                         Oil & Gas

                                    Overhead

                             [arrow pointing down]

                                       40%


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Slide 10:  Oil & Gas Strategy
-----------------------------

     WE'VE ALSO BEEN ABLE TO CUT SELLING, GENERAL AND ADMINSTRATIVE COSTS BY NEARLY 40-PERCENT SINCE 1997.

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[OXY LOGO]                         Oil & Gas

o    Cost Reductions

o    Increased Production

o    Improved Assets

o    $1.00 Per Share at $20 Oil Price


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Slide 10A:  Oil & Gas Recurring Earnings
----------------------------------------

     COST REDUCTIONS, INCREASED PRODUCTION AND IMPROVED ASSETS, ALONG WITH CHANGES IN OUR CAPITAL STRUCTURE, HAVE IMPROVED RECURRING EARNINGS FROM OUR OIL AND GAS BUSINESS BY APPROXIMATELY $1.00 PER SHARE IN A $20 PER BARREL OIL PRICE ENVIRONMENT.

     THESE IMPROVEMENTS WILL CONTINUE TO DRIVE OUR FUTURE PERFORMANCE.

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[OXY LOGO]                  United States Operations

                                    Oil & Gas

                                    69% Cash

                                   68% Income

                             [map of United States]


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Slide 13:  United States Operations
-----------------------------------

     IN 2000, OUR OIL AND GAS OPERATIONS IN THE U.S., SPECIFICALLY IN CALIFORNIA, KANSAS, NEW MEXICO AND TEXAS, PRODUCED 69-PERCENT OF THE CASH AND 68-PERCENT OF THE INCOME OF THE OIL AND GAS SEGMENT.

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[OXY LOGO]                       Altura Energy

                               [map of West Texas]


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Slide 14:  Altura
-----------------

     THE MOST SIGNIFICANT DEVELOPMENT IN OIL AND GAS IN 2000 WAS OUR TIMELY ACQUISITION OF ALTURA ENERGY AT A VERY ATTRACTIVE PRICE. THIS ACQUISITION, TOGETHER WITH OCCIDENTAL'S OTHER PROPERTIES IN WEST TEXAS, GIVES US INTERESTS IN PRODUCTION FROM 10 OF THE 50 LARGEST FIELDS EVER DISCOVERED IN THE U.S. AND MAKES OCCIDENTAL THE LARGEST OIL PRODUCER IN TEXAS.

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[OXY LOGO]                         Elk Hills

                          96,000 BOE per Day Since 1999

                               [map of Elk Hills]


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Slide 15:  Elk Hills
--------------------

     OUR ACQUISITION OF THE U.S. GOVERNMENT'S 78-PERCENT INTEREST IN THE ELK HILLS OIL AND GAS FIELD IN CALIFORNIA MADE OCCIDENTAL THE LARGEST INDEPENDENT EXPLORATION AND PRODUCTION COMPANY IN THE U.S. COMBINED OIL AND GAS PRODUCTION AT ELK HILLS HAS BEEN HOLDING STEADY AT ABOUT 96,000 BARRELS-OF-OIL EQUIVALENT PER DAY SINCE 1999, WHICH WAS THE FIRST FULL YEAR WE OWNED THE FIELD.

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[OXY LOGO]                         Elk Hills

                          96,000 BOE per Day Since 1999

                       850,000 Acres of Mineral Interests

                              [photo of Elk Hills]


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Slide 16:  Elk Hills
--------------------

     SINCE TAKING OVER THE OPERATION OF ELK HILLS IN 1998, OUR COST REDUCTION PROGRAM HAS SIGNIFICANTLY STRENGTHENED OUR COMPETITIVE POSITION IN THE STATE. WE'VE ALSO ACQUIRED MINERAL RIGHTS TO ADDITIONAL ACREAGE IN CALIFORNIA. TODAY, OCCIDENTAL'S 850,000 ACRES MAKE US THE LARGEST HOLDER OF MINERAL INTERESTS IN THE STATE.

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[OXY LOGO]                         Elk Hills

                          96,000 BOE per Day Since 1999

                       850,000 Acres of Mineral Interests

                              [photo of Elk Hills]


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Slide 16A:  Elk Hills
---------------------

     BECAUSE OF EXCEPTIONALLY STRONG DEMAND, THE ENVIRONMENTALLY DESIRABLE NATURAL GAS PRODUCED AT ELK HILLS IS SELLING AT PREMIUM PRICES IN CALIFORNIA COMPARED TO NEARLY ALL OTHER DOMESTIC MARKETS. AND ELK HILLS' HIGH QUALITY LIGHT OIL COMPARES FAVORABLY TO THE HEAVY CRUDE OIL THAT DOMINATES CALIFORNIA'S OIL PRODUCTION.

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[OXY LOGO]                         Elk Hills

                       Elk Hills - Natural Gas Production

                            Continued Premium Prices
                           for California Natural Gas

                              [photo of Elk Hills]


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Slide 16A:  Elk Hills
---------------------

     WHEN WE PURCHASED ELK HILLS, WE WERE VERY MUCH AWARE OF THE EARNINGS POTENTIAL OF ITS NATURAL GAS PRODUCTION.

     WE EXPECT CALIFORNIA NATURAL GAS SALES TO CONTINUE RECEIVING PREMIUM PRICES ABOVE VIRTUALLY ALL OTHER DOMESTIC MARKETS UNTIL SUPPLY AND DEMAND COMES BACK INTO BALANCE. THAT'S NOT LIKELY TO HAPPEN FOR AT LEAST TWO TO THREE YEARS.

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[OXY LOGO]                         Elk Hills


                              [photos of Elk Hills]


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Slide 17:  Elk Hills - Natural Gas
----------------------------------

     AS A RESULT OF THE STRONG NATURAL GAS PRICES IN CALIFORNIA, THE RESULTS FROM ELK HILLS HAVE GONE FROM GOOD TO SUPERIOR.

     IN THE 38 MONTHS THAT WE'VE OWNED OUR 78-PERCENT OF ELK HILLS, THIS PROPERTY HAS GENERATED $1.75 BILLION IN FREE CASH FLOW. THAT EQUATES TO A 16-PERCENT RETURN ON CAPITAL. CLEARLY, ELK HILLS HAS BEEN AN EXCELLENT ACQUISITION FOR US.

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[OXY LOGO]                           THUMS

                     25,000 Net Oil Per Day at Year-End 2000

                               [map of Long Beach]


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Slide 18:  THUMS
----------------

     ALSO IN CALIFORNIA, IN APRIL 2000 WE COMPLETED THE PURCHASE OF THE THUMS PROPERTIES IN LONG BEACH AT A VERY ATTRACTIVE PRICE. THIS LONG-LIVED ASSET WAS CONTRIBUTING AN AVERAGE OF ABOUT 25,000 BARRELS PER DAY OF OIL NET TO OCCIDENTAL AT YEAR-END 2000.

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[OXY LOGO]                       Horn Mountain

                             [map of Gulf of Mexico]


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Slide 18A:  Horn Mountain
-------------------------

     RECENTLY, WE HAD A SIGNIFICANT DISCOVERY IN THE DEEP WATER GULF OF MEXICO AT OUR HORN MOUNTAIN PROSPECT. THE DISCOVERY WELL, WHICH WAS DRILLED TO A DEPTH OF NEARLY 14,000 FEET, IS LOCATED ABOUT 60 MILES OFF THE LOUISIANA-MISSISSIPPI COAST IN 5,400 FEET OF WATER.

     GROSS RESERVES ARE IN THE 150-MILLION BOE RANGE - WITH PRODUCTION SCHEDULED TO BEGIN LATE IN 2002. WE EXPECT PEAK PRODUCTION IN 2004 WITH OXY'S SHARE BEING 21,000 BOE PER DAY.

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[OXY LOGO]                  International Operations

                                    Oil & Gas

                                 [map of world]


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Slide 19:  International Operations
-----------------------------------

     OUR INTERNATIONAL OPERATIONS ARE CONCENTRATED IN THE MIDDLE EAST AND LATIN AMERICA WHERE WE'RE BUILDING ON OUR STRENGTHS TO CAPTURE NEW BUSINESS OPPORTUNITIES.

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[OXY LOGO]                        Middle East

                                    Oil & Gas

                [photo]                          26% Cash
                                                27% Income


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Slide 20:  Middle East
----------------------

     IN 2000, THE MIDDLE EAST ACCOUNTED FOR 26-PERCENT OF THE CASH AND 27-PERCENT OF THE INCOME PRODUCED BY OUR OIL AND GAS SEGMENT - AND THE MIDDLE EAST OFFERS SUBSTANTIAL LONG-TERM GROWTH POTENTIAL.

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[OXY LOGO]                           Yemen

                                 [map of Yemen]


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Slide 21:  Yemen
----------------

     YEMEN IS A PRIME EXAMPLE OF HOW WE'RE GENERATING NEW GROWTH OPPORTUNITIES IN THE AREA. ASSET SWAPS MORE THAN DOUBLED OUR INTEREST IN THE MASILA BLOCK TO 38-PERCENT AND GAVE US A 29-PERCENT INTEREST IN THE ADJACENT EAST SHABWA FIELD, THAT ARE IDENTIFIED IN RED. GROSS COMBINED PRODUCTION FROM THE TWO FIELDS IN 2000 ROSE TO APPROXIMATELY 245,000 GROSS BARRELS OF OIL PER DAY.

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[OXY LOGO]                           Yemen

                                 [map of Yemen]

        [photo]


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Slide 22:  Yemen
----------------

     OVER THE PAST 24-MONTHS WE HAVE SIGNIFICANTLY INCREASED OUR EXPLORATION ACREAGE IN YEMEN, SHOWN HERE IN YELLOW, WITH THE ACQUISITION OF SIX BLOCKS ALONG THE BORDER WITH SAUDI ARABIA AND IN THE INTERIOR OF THE COUNTRY. WE CURRENTLY HOLD AN INTEREST IN MORE THAN 15 MILLION ACRES IN YEMEN - INCLUDING MASILA AND EAST SHABWA. WE EXPECT TO BEGIN SEISMIC SURVEYS ON THE NEW BLOCKS THIS YEAR, WITH EXPLORATORY DRILLING SLATED TO BEGIN NEXT YEAR.

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[OXY LOGO]                            Qatar

                                     [photo]


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Slide 22:  Qatar - North Dome
-----------------------------

     THE NORTH DOME FIELD IN QATAR HAD BEEN PRODUCING FOR 30 YEARS WHEN OCCIDENTAL WAS AWARDED THE CONTRACT IN OCTOBER 1994 TO OPERATE THE FIELD. PRODUCTION HAD LONG SINCE PEAKED IN 1970 AT 50,000 BARRELS PER DAY AND HAD BEEN DECLINING. WHEN WE TOOK OVER THE OPERATION PRODUCTION WAS AT 20,000 BARRELS PER DAY. WE SAW POTENTIAL HERE THAT NO ONE ELSE SAW AND SUCCEEDED IN REVERSING THE PRODUCTION DECLINE - ACHIEVING RATES ABOVE 100,000 BARRELS PER DAY. OUR SHARE OF PRODUCTION HAS BEEN ROUGHLY ABOUT ONE-HALF.

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[OXY LOGO]                            Qatar

                            Total Average Production
                             49,000 Barrels Per Day

                                 [map of Qatar]


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Slide 24:  Qatar
----------------

     PRODUCTION BEGAN IN THE SOUTH DOME FIELD LAST YEAR, AND BASED ON OUR EVALUATION OF THE PERFORMANCE OF THE FIELD AT START-UP, WE SUBMITTED A COMPREHENSIVE DEVELOPMENT PLAN TO THE GOVERNMENT AT YEAR-END 2000. OUR TOTAL NET PRODUCTION LAST YEAR FROM BOTH THE NORTH AND SOUTH DOME FIELDS AVERAGED APPROXIMATELY 49,000 BARRELS OF OIL PER DAY.

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[OXY LOGO]                            Qatar

                        New Water-Flood Project Will Add
                         40 Million Barrels in Reserves

                                 [map of Qatar]

                              EOR Project Will Add
                             200-400 Million Barrels


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Slide 23:  Qatar - Second Generation North Dome Projects
--------------------------------------------------------

     WE'RE CONTINUING TO DEVELOP THE OFFSHORE NORTH DOME FIELD AND EXPECT A NEW WATER-FLOOD PROJECT TO ADD AN ESTIMATED 100 MILLION BARRELS OF GROSS RECOVERABLE RESERVES. OCCIDENTAL'S SHARE WOULD BE APPROXIMATELY 40 MILLION BARRELS. WE ALSO ARE EVALUATING SECOND-GENERATION ENHANCED RECOVERY PROJECTS TARGETING AN ADDITIONAL 200 TO 400 MILLION GROSS BARRELS OF OIL IN PLACE. THIS HAS BEEN AN EXCELLENT PROJECT THAT HAS THE POTENTIAL TO KEEP GETTING EVEN BETTER.

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[OXY LOGO]                            Oman

                                  [map of Oman]


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Slide 25:  Oman
---------------

     IN OMAN, WE'RE DEVELOPING 6 FIELDS IN BLOCK 9, WHERE WE HOLD A 65-PERCENT INTEREST THROUGH A PRODUCTION-SHARING CONTRACT. CURRENT GROSS PRODUCTION IS 39,000 BARRELS OF OIL PER DAY. WE ALSO HOLD A 65-PERCENT INTEREST IN BLOCK 27, WHERE WE BEGAN EXPLORATORY DRILLING IN THE FOURTH QUARTER OF 2000.

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[OXY LOGO]                    Middle East Prospects

                              [map of Middle East]


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Slide 26:  Middle East Prospects
--------------------------------

     IN ADDITION TO OUR SUCCESS IN EXPANDING IN REGIONS WHERE WE ALREADY HAVE A PRESENCE, OUR PROSPECTS FOR BUSINESS ELSEWHERE IN THE MIDDLE EAST ARE EXCELLENT.

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[OXY LOGO]                        Saudi Arabia

                                    [photos]


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Slide 27:  Saudi Arabia
-----------------------

     THE GOVERNMENT OF SAUDI ARABIA IS OPENING ITS NATURAL GAS SEGMENT TO FOREIGN INVESTMENT.

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[OXY LOGO]                        Saudi Arabia

                                  Oxy Proposals

o    OXY Submitted Two Proposals

o    Saudi Government Expected to Announce
     Decision Soon


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Slide 28:  Saudi Arabia
-----------------------

     AT THE KINGDOM'S INVITATION, OCCIDENTAL HAS SUBMITTED PROPOSALS FOR TWO PROJECTS - AND WE HOPE TO BE INCLUDED IN ONE OF THEM. WE EXPECT TO HEAR FROM THE SAUDI GOVERNMENT IN A MATTER OF WEEKS.

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[OXY LOGO]                        Saudi Arabia

                                  Oxy Proposals

                              [map of Saudi Arabia]

o    Upstream Exploration, Development and
     Production

o    Midstream Gathering, Processing and
     Transmission

o    Downstream Distribution


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Slide 28A:  Saudi Arabia
------------------------

     EACH PROJECT HAS THREE COMMON COMPONENTS. FIRST, THERE IS UPSTREAM EXPLORATION, DEVELOPMENT AND PRODUCTION OF NATURAL GAS. SECOND, THERE IS MIDSTREAM GATHERING, PROCESSING AND TRANSMISSION OF THE GAS. AND THIRD, THERE IS DOWNSTREAM DISTRIBUTION FOR USE IN POWER PLANTS, DESALINATION FACILITIES AND PETROCHEMICALS.

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[OXY LOGO]                           Kuwait

                                    [photos]


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Slide 29:  Kuwait
-----------------

     WE'RE ALSO PREPARING PROPOSALS TO SUBMIT TO KUWAITI OFFICIALS FOR THE ENHANCED DEVELOPMENT OF MAJOR OIL PRODUCING FIELDS IN THE NORTHERN PART OF THE COUNTRY WHERE WE BELIEVE THE GOVERNMENT IS POISED TO OPEN ITS ENERGY SECTOR TO FOREIGN INVESTMENT.

--------------------------------------------------------------------------------


[OXY LOGO]                    United Arab Emirates

                                    [photos]


--------------------------------------------------------------------------------

Slide 29:  UAE
--------------

     I JUST RETURNED FROM A TRIP TO THE UNITED ARAB EMIRATES WHERE I PARTICIPATED IN A SERIES OF HIGH LEVEL MEETINGS TO DISCUSS AREAS OF COOPERATION IN THE ENERGY FIELD. THE DISCUSSIONS FOCUSED ON AN EXCHANGE OF VIEWS RELATED TO NATURAL GAS DEVELOPMENT, OIL PRODUCTION AND COMMERCE IN GENERAL.

--------------------------------------------------------------------------------


[OXY LOGO]                        Latin America

        [photo]           [map of Latin America]         14% Cash
                                                        10% Income


--------------------------------------------------------------------------------

Slide 30:  Latin America
------------------------

     LET'S TURN NOW TO LATIN AMERICA. IN 2000, OUR LATIN AMERICAN HOLDINGS ACCOUNTED FOR 14-PERCENT OF THE CASH AND 10-PERCENT OF THE INCOME GENERATED BY OUR OIL AND GAS SEGMENT.

--------------------------------------------------------------------------------


[OXY LOGO]                          Colombia

                                [map of Colombia]


--------------------------------------------------------------------------------

Slide 31:  Colombia
-------------------

     YESTERDAY, WE RECEIVED GOOD NEWS FROM COLOMBIA THAT THE MARXIST GUERILLAS RELEASED THE REMAINING WORKERS THEY HAD SEIZED FROM OUR CANO LIMON FACILITY. THE KIDNAPPED WORKERS WERE RELEASED TO THE INTERNATIONAL RED CROSS, AND ALL ARE REPORTED TO BE IN GOOD CONDITION.

     DESPITE THE DIFFICULTIES OF OPERATING IN COLOMBIA, WE'VE HAD GOOD RETURNS ON OUR INVESTMENTS WITH MINIMAL FINANCIAL RISK SINCE COLOMBIA ACCOUNTS FOR LESS THAN ONE-PERCENT OF OUR TOTAL CORPORATE ASSETS.

--------------------------------------------------------------------------------


[OXY LOGO]                          Colombia

                                [map of Colombia]


--------------------------------------------------------------------------------

Slide 31A:  Colombia
--------------------

     RECENT EVENTS HAVE HAD NO IMPACT ON THE DRILLING OF THE GIBRALTAR EXPLORATION WHICH IS SCHEDULED FOR COMPLETION AROUND MID-YEAR.

--------------------------------------------------------------------------------


[OXY LOGO]                           Ecuador

                                [map of Ecuador]


--------------------------------------------------------------------------------

Slide 33:  Ecuador
------------------

     IN ECUADOR OUR OBJECTIVE IS TO ENHANCE THE VALUE OF OUR HOLDINGS IN BLOCK 15, WHERE WE'VE BEEN ACTIVE SINCE 1985. GROSS PRODUCTION IS CURRENTLY AVERAGING 30,000 BARRELS OF OIL PER DAY.

--------------------------------------------------------------------------------


[OXY LOGO]                           Ecuador

                                [map of Ecuador]


--------------------------------------------------------------------------------

Slide 34:  Ecuador
------------------

     OCCIDENTAL IS PART OF A CONSORTIUM THAT WAS RECENTLY AWARDED A CONTRACT BY THE ECUADORIAN GOVERNMENT TO BUILD AN OIL EXPORT PIPELINE THAT IS THE KEY TO UNLOCKING NEW OIL DEVELOPMENT OPPORTUNITIES IN ECUADOR. IT WILL ENABLE US TO PROCEED WITH THE DEVELOPMENT OF THE 112 MILLION-BARREL EDEN-YUTURI FIELD WE DISCOVERED ALONG THE SOUTHEASTERN EDGE OF BLOCK 15.

--------------------------------------------------------------------------------


[OXY LOGO]                           OxyChem

                                     [photo]


--------------------------------------------------------------------------------

Slide 36:  OxyChem
------------------

     I WOULD LIKE TO FOCUS NOW ON OUR CHEMICALS SEGMENT, WHICH HAD A DIFFICULT YEAR. WHILE HIGH ENERGY PRICES STIMULATED SIGNIFICANT GROWTH OF OUR OIL AND GAS EARNINGS, THEY HAD A DAMPENING EFFECT ON OUR ENERGY-INTENSIVE CHEMICALS SEGMENT.

--------------------------------------------------------------------------------


[OXY LOGO]                           OxyChem

                                    [photos]


--------------------------------------------------------------------------------

Slide 37:  OxyChem
------------------

     THE IMPACT OF HIGH ENERGY AND FEEDSTOCK PRICES WAS ACCENTUATED AS DEMAND FOR PVC AND OTHER COMMODITY CHEMICALS DECLINED IN THE FACE OF A WEAKENING ECONOMY. THESE FACTORS HAVE CONTINUED TO IMPACT OUR CHEMICALS BUSINESS IN THE FIRST QUARTER THIS YEAR.

--------------------------------------------------------------------------------


[OXY LOGO]                           OxyChem

                     Repercussions of Drop in Demand for PVC

o    Demand for Chlorine Fell

o    Higher Caustic Soda Prices

o    Weakness in Key Markets


--------------------------------------------------------------------------------

Slide 38:  Weakened Market Demand
---------------------------------

     THE DROP IN PVC DEMAND HAD A RIPPLE EFFECT THAT UNDERMINED THE GROWING DEMAND FOR CHLORINE AND IN TURN CAUSED A TIGHTENING IN THE DEMAND FOR CO-PRODUCT CAUSTIC SODA, RESULTING IN HIGHER CAUSTIC SODA PRICES. THE WEAKNESS IN KEY MARKETS THAT BECAME PRONOUNCED IN THE FOURTH QUARTER OF 2000 CONTINUED INTO THE FIRST QUARTER THIS YEAR.

--------------------------------------------------------------------------------


[OXY LOGO]    OxyChem Strategy

o    Improvement in Chemicals Market in
     Second Half of Year

o    Reduce Fixed Costs

o    Improve Overall Efficiency


--------------------------------------------------------------------------------

Slide 39:  OxyChem Strategy
---------------------------

     IF THE DOWNTURN IN THE ECONOMY WERE REVERSED BY MID-YEAR, AS MANY EXPERTS ARE PREDICTING, WE SHOULD SEE AN IMPROVEMENT IN THE CHEMICALS MARKET IN THE SECOND HALF. IN THE MEANTIME, WE ARE FOCUSING ON REDUCING FIXED COSTS AND IMPROVING THE OVERALL EFFICIENCY OF OUR OPERATIONS.

--------------------------------------------------------------------------------


[OXY LOGO]                Health, Environment & Safety

o    Among the Lowest Work-Related Accidents
     and Least Reportable Environmental
     Occurrences in the Industry

                                    [photos]


--------------------------------------------------------------------------------

Slide 40:  Health, Environment & Safety
---------------------------------------

     IN THE AREAS OF HEALTH, ENVIRONMENT AND SAFETY, OCCIDENTAL IS CONTINUING TO BUILD ON ITS PAST SUCCESS. IN 2000, WE AGAIN ACHIEVED IMPRESSIVE RESULTS - WITH THE NUMBER OF WORKER-RELATED ACCIDENTS AND REPORTABLE ENVIRONMENTAL OCCURRENCES, PLACING OCCIDENTAL AMONG THE BEST IN ITS INDUSTRY SECTORS.

--------------------------------------------------------------------------------


[OXY LOGO]                Health, Environment & Safety

o    Among the Lowest Work-Related Accidents
     and Least Reportable Environmental
     Occurrences in the Industry

o    Injury Rate of 0.83

                                     [photo]


--------------------------------------------------------------------------------

Slide 40A:  Health, Environment & Safety
----------------------------------------

     OUR INJURY RATE PER 100 WORKERS DURING 2000 WAS 0.83, A DECREASE OF MORE THAN 75-PERCENT OVER THE PAST DECADE.

--------------------------------------------------------------------------------


[OXY LOGO]    Corporate Principles

o    Endorsed Global Sullivan Principles

o    Integrating Social, Economic and
     Environmental Considerations into
     Planning and Management Framework


--------------------------------------------------------------------------------

Slide 41:  Corporate Principles
-------------------------------

     CONSISTENT WITH OUR ENDORSEMENT THIS YEAR OF THE GLOBAL SULLIVAN PRINCIPLES, WE ARE COMMITTED TO ACHIEVING THE LONG-TERM GOALS OF SUSTAINABLE GROWTH AND DEVELOPMENT IN OUR CORE BUSINESSES BY INTEGRATING SOCIAL, ECONOMIC AND ENVIRONMENTAL CONSIDERATIONS INTO OUR PLANNING AND MANAGEMENT FRAMEWORK. IN THIS REGARD, WE HAVE ACHIEVED A NUMBER OF MILESTONES DURING THE PAST YEAR.

--------------------------------------------------------------------------------


[OXY LOGO]                    Corporate Principles

o    U.S. State Department Recognized Oxy
     Employees for Charitable Work in Qatar

     -    Successful Recycling Program

     -    Reefball Program

     -    Petroleum Engineering Chair at
          University of Qatar


--------------------------------------------------------------------------------

Slide 42:  Qatar Charitable Work
--------------------------------

     THE U.S. STATE DEPARTMENT RECOGNIZED THE EMPLOYEES OF OCCIDENTAL OIL AND GAS CORPORATION IN QATAR FOR THEIR CHARITABLE ACTIVITIES, SUCCESSFUL RECYCLING PROGRAM, THE REEFBALL PROGRAM TO IMPROVE THE MARINE ENVIRONMENT, AND THE ESTABLISHMENT OF A CHAIR IN PETROLEUM ENGINEERING AT THE UNIVERSITY OF QATAR.

--------------------------------------------------------------------------------


[OXY LOGO]                    Corporate Principles

o    Recognition for Environmental
     Responsibility From:

     -    Council on Economic Priorities

     -    Alabama Department of
          Environmental Management

     -    Texas Chemical Council

     -    City of Dallas


--------------------------------------------------------------------------------

Slide 43:  Environmental Recognition
------------------------------------

     OCCIDENTAL ALSO HAS RECEIVED RECOGNITION FOR ENVIRONMENTAL RESPONSIBILITY FROM THE NEW YORK-BASED COUNCIL ON ECONOMIC PRIORITIES, THE ALABAMA DEPARTMENT OF ENVIRONMENTAL MANAGEMENT, THE TEXAS CHEMICAL COUNCIL AND THE CITY OF DALLAS.

--------------------------------------------------------------------------------


[OXY LOGO]                    Corporate Principles

Partnership with University of Kansas
Natural History Museum and Biodiversity
Research Center

                          [Natural History Museum logo]


--------------------------------------------------------------------------------

Slide 44:  U. of Kansas
-----------------------

     IN ADDITION, THE UNIVERSITY OF KANSAS NATURAL HISTORY MUSEUM AND BIODIVERSITY RESEARCH CENTER AND OCCIDENTAL OIL AND GAS FORMED A PARTNERSHIP TO SURVEY AND DOCUMENT THE PLANT AND ANIMAL LIFE IN ENVIRONMENTALLY SENSITIVE AREAS THAT MAY REQUIRE RESTORATION AFTER OIL EXPLORATION AND DRILLING.

--------------------------------------------------------------------------------


[OXY LOGO]                         Conclusion

o    Built a Stronger Oil & Gas Business

o    Seven Consecutive Quarters of Record
     Earnings


--------------------------------------------------------------------------------

Slide 45:  Conclusion
---------------------

     AS WE LOOK BACK OVER THE YEAR 2000, IT IS CLEAR THAT WE'VE RAISED THE PERFORMANCE BAR WITH RECORD EARNINGS LED BY OUR OIL AND GAS SEGMENT. OUR FOCUS ON BUILDING A STRONGER OIL AND GAS BUSINESS SINCE 1997 IS CLEARLY VALIDATED BY SEVEN CONSECUTIVE QUARTERS OF RECORD EARNINGS.

--------------------------------------------------------------------------------


[OXY LOGO]                         Conclusion

                           Our Goal is to Create Value
                                for Shareholders


--------------------------------------------------------------------------------

Slide 47:  Conclusion
---------------------

     ALL OF OUR ACTIONS ARE DRIVEN BY ONE OVER-RIDING OBJECTIVE, WHICH IS TO CREATE VALUE FOR OUR SHAREHOLDERS. ALL OF US AT OCCIDENTAL ARE DISAPPOINTED THAT THE SIGNIFICANT RISE IN EARNINGS HAS BEEN ONLY PARTIALLY REFLECTED IN AN IMPROVED SHARE PRICE.

--------------------------------------------------------------------------------


[OXY LOGO]                         Conclusion

                           Our Goal is to Create Value
                                for Shareholders


--------------------------------------------------------------------------------

Slide 48:  Conclusion
---------------------

     EARNINGS GROWTH, DEBT REDUCTION, IMPROVED COST CONTROLS AND CONTINUED BUSINESS DEVELOPMENT REMAIN CRITICAL TO CREATING LONG-TERM VALUE FOR OUR SHAREHOLDERS AND MAKING OCCIDENTAL AN EXCELLENT INVESTMENT.

--------------------------------------------------------------------------------


[OXY LOGO]                         Conclusion

                          $1 Billion in Debt Reduction

        o    Expect More Consistent Earnings

        o    Focus on Controlling Costs

        o    Pursue New Growth Initiatives


--------------------------------------------------------------------------------

Slide 49:  Conclusion
---------------------

     AS WE LOOK AHEAD, WE EXPECT MORE CONSISTENT EARNINGS IN THE FUTURE THAN WE HAD IN THE PAST. WE EXPECT TO MAKE CONTINUED AND SUBSTANTIAL PROGRESS WITH DEBT REDUCTION. WE'RE CONFIDENT THAT WE WILL REDUCE OUR TOTAL DEBT BY ONE BILLION DOLLARS THIS YEAR AND WE WILL CONTINUE TO FOCUS ON CONTROLLING COSTS. AT THE SAME TIME, WE WILL BE VIGOROUSLY PURSUING NEW GROWTH INITIATIVES - PARTICULARLY IN THE MIDDLE EAST.

     WE FULLY EXPECT TO BE REPORTING TO YOU NEXT YEAR THAT 2001 ALSO WAS AN OUTSTANDING YEAR OF FINANCIAL PERFORMANCE.

--------------------------------------------------------------------------------


                                   [OXY LOGO]


--------------------------------------------------------------------------------

Slide 51:  Oxy Logo
-------------------



     ----------------------------------------------------------------------

     Portions of this presentation are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations for oil, natural gas and chemicals; competitive pricing pressures; higher than expected costs including feedstock; the supply/demand considerations for Occidental's products; any general economic recession domestically or internationally; and not successfully completing any expansion, capital expenditure or acquisition. The United States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their filings with the SEC, to disclose only proved reserves demonstrated by actual production or conclusive formation tests to be economically producible under existing economic and operating conditions. We use certain terms in this presentation, such as probable, possible and recoverable reserves, that the SEC's guidelines strictly prohibit us from using in filings with the SEC. U.S. investors are urged to consider carefully the disclosure in our form 10-K, available through the following toll-free telephone number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.

     ----------------------------------------------------------------------

                   Summary Press Release dated April 20, 2001
                   ------------------------------------------

For Immediate Release:  April 20, 2001

          OCCIDENTAL PETROLEUM WILL REDUCE DEBT BY $1 BILLION IN 2001:
               CEO EXPECTS OUTSTANDING FINANCIAL RESULTS THIS YEAR

     LOS ANGELES - Occidental Petroleum Corporation's chairman and chief executive officer, Dr. Ray R. Irani, told shareholders at the company's annual meeting that he was "highly confident that we will be able to reduce our total debt this year by $1 billion dollars while at the same time vigorously pursuing new growth initiatives in the oil and gas segment -- particularly in the Middle East."

     "2000 was a year of record earnings and cash flow, substantial debt repayment, significant cost reductions and the development of promising new business opportunities. Earlier this week, we announced first quarter earnings before special items of $510 million, or $1.38 per share, for the strongest quarter in Occidental's history," Dr. Irani said.

     Oil and gas earnings of $946 million after foreign taxes and before domestic taxes and corporate items more than offset a $53 million loss posted by the chemical segment, which experienced weak demand and high energy costs.

     "We fully expect to be reporting to you next year that 2001 also was an outstanding year of financial performance," Dr. Irani told the assembled shareholders.

     Dr. Irani also pointed out that Occidental's performance was recognized in a special issue of BusinessWeek that ranked Occidental seventh among the Standard & Poor's 500 companies, based on a combination of sales growth, profits, return on equity and total return to shareholders over periods of one and three years. He also noted that Occidental's rankings among both the Fortune 500 and Forbes 500 companies for the year 2000 were significantly higher than in 1999.

     "In Fortune, we were ranked number one in profitability among the fifteen companies within the Mining and Crude Oil Production category. Our ranking based on sales was number 133, up from number 235 in 1999," Dr. Irani said.

     Of the 817 companies Forbes ranked in one or more categories of the biggest corporations, Occidental was ranked number 74 based on profits. Occidental's "super ranking" by Forbes, which was based on a combination of performance indicators, was number 112, up from number 193 in 1999.

     The company's performance is being driven by its oil and gas operations, which have been strengthened significantly since 1997 when the company shifted its focus to long-lived, high margin assets in three core areas - the United States, the Middle East and Latin America.

                                       -0-

Contact:  Lawrence P. Meriage (media)
          (310) 443-6562
          Kenneth J. Huffman (investors)
          (212) 603-8183
          On the web: www.oxy.com

Forward-looking statements and estimates regarding exploration and production activities, oil, gas and commodity chemical prices and their related earnings effects, and cost reductions in this release are based on assumptions concerning market, competitive, regulatory, environmental, operational and other conditions. Actual results could differ materially as a result of factors discussed in Occidental's Annual Report on Form 10-K.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             OCCIDENTAL PETROLEUM CORPORATION
                                       (Registrant)




DATE:    April 20, 2001      S. P. Dominick, Jr.
                             ---------------------------------------------------
                             S. P. Dominick, Jr.,  Vice President and Controller
                             (Chief Accounting and Duly Authorized Officer)